Trade and other liabilities and other non-current liabilities	12 Months Ended
Dec. 31, 2022
Trade and other liabilities and other non-current liabilities
Trade and other liabilities and other non-current liabilities

24. Trade and other liabilities and other non-current liabilities

	December 31,
	2022	2021	2020

	(Euro, in thousands)
Trade and other liabilities	€133,298	€134,304	€171,316
Current contingent consideration related to milestones CellPoint	8,485	—	—
Current deferred consideration payable CellPoint	6,222	—	—
Current financial instruments	19	204	3,164
Accrued charges	651	3,114	1,070
Total trade and other liabilities	€148,675	€137,622	€175,550

Non-current contingent consideration related to milestones CellPoint	€13,582	€—	€—
Other non-current liabilities	8,226	7,135	8,096
Total other non-current liabilities	€21,808	€7,135	€8,096

The increase in both trade and other liabilities and other non-current liabilities can be largely explained by contingent and deferred considerations payable related to the acquisition of CellPoint, recorded in 2022.

The contingent consideration arrangement relating to the acquisition of CellPoint requires us to pay the former owners of CellPoint additional considerations up to €100.0 million. This amount is due when certain sequential development (€20.0 million), regulatory (€30.0 million) and sales-based (€50.0 million) milestones would be achieved. Total fair value at acquisition date of these milestones amounted to €20.2 million.

The fair value measurement is based on significant inputs that are not observable in the market, which are classified as Level 3 inputs. Key assumptions in the valuation at December 31, 2022 include a discount rate of 12.5%, an appropriate probability of success of reaching these milestones and expected timing of these milestones. A change in probabilities of success by 5 percentage points would result in a change of €3.1 million in the total contingent consideration liability on December 31, 2022.

As per December 31, 2022 no change was made to the key assumptions. The only impact that was recognized compared to the date of acquisition is the discounting effect. This is recognized on the line “other financial expenses”.

Of the total contingent consideration liability at December 31, 2022, €8.5 million is expected to be paid within one year and therefore presented on the line “trade and other liabilities” in our statement of financial position. The long-term portion, amounting to €13.6 million, is presented on the line “other non-current liabilities”.